COMSTOCK APPOINTS NEW DIRECTOR AND AUDIT COMMITTEE CHAIR

VIRGINIA CITY, NEVADA, April 11, 2023 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) today announced the board of directors of Comstock Inc. nominated and appointed Dr. Güez Salinas, as a new independent director to the Company’s Board of Directors and appointed Mr. Walter “Del” Marting as the Chairman of the Company’s Audit and Finance Committee. The Company also announced the resignation of Mr. Judd Merrill as a director of the company, all effective as of April 5, 2023.

Dr. Salinas has over 30 years of professional experience in the areas of engineering, strategy, finance, corporate management, and business development, with a primary focus on cyber-security and artificial intelligence policy and is currently an international cyber security expert at the Pacific Council on International Policy. Dr. Salinas has also been advising Quantum Generative Materials LLC (“GenMat”) on strategy and commercialization.

Dr. Salinas also founded and serves as the Director Emeritus of The Polymathic Academy for the Teaching of the Humanities & Sciences (“The PATH”) where he mentors and develops students’ multidisciplinary entrepreneurial pursuits. He also co-founded and serves as the Executive Director for The Law Enforcement Work Inquiry System (“LEWIS”), where, in partnership with Microsoft Corporation, serves as a touchpoint between peace officers and the community. Dr. Salinas, a U.S. Marine, also held positions in banking and private equity.

“We are honored to welcome Dr. Salinas and his perspective on the commercialization and rapidly growing positive impacts of generative artificial intelligence, and the security thereof, on our markets and society overall,” stated Mr. Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “His direct work with GenMat has forged an alignment and productivity that complements the current competencies of our Board.”

Mr. Marting was elected to the board of directors of Comstock in April of 2018. He is the Founder and Managing Member of CereCare, LLC, D/B/A Brain Health Restoration since March 2017, a firm focused on providing breakthrough rehabilitation treatment for individuals, including numerous veterans, suffering from brain disease, traumatic brain injury and related substance use disorders, most commonly alcoholism and opioid addictions.

Mr. Marting is also a deeply experienced mining, financial, capital markets, transactional and corporate governance executive. Mr. Marting graduated from Yale University in 1969, with a BA in English and holds an MBA from Harvard Business School. Mr. Marting is a Navy veteran, including service with US Navy SEAL Team Two.

“Del’s experience and counsel has been invaluable over the past five years, including his long tenure as a member of our Audit Committee, which he will now lead,” continued Mr. Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “We are sorry to see Judd step down and could not be more appreciative of his contributions and leadership on our board. I consider him one of the most reliable, professional, trustworthy and productive professionals I have ever worked with. We wish him nothing but success in his future endeavors.”

About Comstock
Comstock (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization by efficiently converting under-utilized natural resources, primarily, woody biomass into net zero renewable fuels, end of life metal extraction, and generative AI-enabled advanced materials synthesis and mineral discovery.

To learn more, please visit www.comstock.inc.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future industry market conditions; future explorations or acquisitions; future changes in our exploration activities; future prices and sales of, and demand for, our products; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, taxes, earnings and growth. These statements are based on assumptions and assessments made by our management considering their experience and their perception of historical and current trends, current conditions, possible future developments, and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.

Contact information:

Comstock Inc. P.O. Box 1118 Virginia City, NV 89440 www.comstock.inc	Investor Relations RB Milestone Group Tel (203) 487 2759 comstock@rbmilestone.com	Zach Spencer Director of External Relations Tel (775) 847-5272 Ext.151 questions@comstockinc.com